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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of

                       the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): January 17, 2003


                          SATCON TECHNOLOGY CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

           1-11512                                     04-2857552
---------------------------------          -------------------------------------
   (Commission File Number)                (I.R.S. Employer Identification No.)


           161 First Street
       Cambridge, Massachusetts                        02142-1228
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(Address of Principal Executive Offices)               (Zip Code)


                                 (617) 661-0540
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              (Registrant's telephone number, including area code)


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     This Current Report on Form 8-K is filed by SatCon Technology Corporation, a Delaware corporation (the "Registrant"), in connection with the matters described herein.

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

     On January 17, 2003, the Registrant entered into an Amendment to the Forbearance Agreement, dated December 19, 2002, with Silicon Valley Bank. The full text of the Amendment to Forbearance Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits.

     The exhibits to this report are listed in the Exhibit Index set forth on page 4 hereof.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SATCON TECHNOLGY CORPORATION

Date: January 21, 2003                  By: /s/ RALPH M. NORWOOD
                                           -----------------------------------
                                           Ralph M. Norwood
                                           Vice President and Chief
                                           Financial Officer



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                                  EXHIBIT INDEX

Exhibit
Number        Description
-------       -----------
10.1          Amendment, dated January 17, 2003, to Forbearance Agreement, dated December 19, 2002, by and among the Registrant, SatCon
              Power Systems, Inc., SatCon Electronics, Inc., SatCon Applied
              Technology, Inc, SatCon Power Systems Canada LTD. and Silicon
              Valley Bank